Taxation (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Taxation (Textual)
Taxation, description	Effective 1 January 2019, the Labuan Business Activity Tax Law has been revised and accordingly, Labuan registered entities can no longer elect to pay the RM20,000 flat tax rate and instead are subject to 3% tax on the audited net profits. In 2019, IGI Labuan has recorded a net loss, and as a result no income tax has been accrued for the year. In 2018 and 2017, IGI Labuan elected to pay a fixed income tax of RM20,000 equivalent to USD 5,063 (2017: USD 4,946) based on the old prevailing tax law applicable to that financial year.
Tax rate percentage	10.00%
Operating cost percentage	5.00%
Loss multiplied by the standard rate of tax in UK	19.00%	19.00%
Effect of rate change	17.00%
Deferred tax assets amount	$ 346,824	$ 638,841